Regulatory matters	6 Months Ended
Jun. 30, 2025
Regulated Operations [Abstract]
Regulatory matters	Regulatory matters
The operating companies within the Regulated Services Group are subject to regulation by the respective regulators of the jurisdictions in which they operate. The respective regulators have jurisdiction with respect to rate, service, accounting policies, issuance of securities, acquisitions and other matters. Except for Suralis, these utilities operate under cost-of-service regulation as administered by these authorities. The Company’s regulated utility operating companies are accounted for under the principles of Regulated Operations ("ASC 980"). Under ASC 980, regulatory assets and liabilities that would not be recorded under U.S. GAAP for non-regulated entities are recorded to the extent that they represent incurred charges or credits that are probable of being recovered from or refunded to customers through the rate setting process.
At any given time, the Company can have several regulatory proceedings underway. The financial effects of these proceedings are reflected in the unaudited interim condensed consolidated financial statements based on regulatory approval obtained to the extent that there is a financial impact during the applicable reporting period.
The following regulatory proceedings were recently completed:

Utility	State, Province or Country	Regulatory Proceeding Type	Details
Rio Rico Water & Sewer, Bella Vista Water, Beardsley Water, Cordes Lakes Water	Arizona	GRC
On December 28, 2023, filed an application seeking an increase in revenues of $6.0 million based on an ROE of 10.95% and an equity ratio of 54%. On June 26, 2024, the Arizona Corporation Commission ("ACC") granted the Company's request to extend the procedural schedule with a hearing on the merits scheduled for March 24-28, 2025. Staff testimony, which recommended an increase of $2.9 million in revenue based on an ROE of 9.4% and an equity ratio of 54%, was filed and supplemented on January 8, 2025. On February 5, 2025, the Company notified the ACC that the parties had reached a settlement in principle that would resolve all matters in the rate case. The parties filed a settlement agreement on February 21, 2025, which would result in an increase in revenues of $4.2 million. On March 25-26, 2025 the ACC held a hearing on the settlement agreement. On June 18, 2025, the ACC approved the settlement agreement with approved rates taking effect July 1, 2025.

5.Regulatory matters (continued)
Regulatory assets and liabilities consist of the following:

	June 30,	December 31,
(millions of U.S. dollars)	2025	2024
Regulatory assets
Securitized costs, net (a)	$275.1	$285.6
Rate adjustment mechanism	190.4	198.2
Deferred capitalized costs	211.6	178.4
Fuel and commodity cost adjustments	114.5	108.5
Wildfire mitigation and vegetation management (b)	125.3	128.3
Income taxes	97.4	96.7
Pension and post-employment benefits	40.9	51.8
Environmental remediation	67.8	62.3
Clean energy and other customer programs	42.3	40.5
Debt premium	6.7	12.8
Retired generating plant	14.0	14.6
Asset retirement obligation	11.3	11.7
Cost of removal	9.3	9.8
Rate review costs	9.9	11.2
Long-term maintenance contract	2.0	3.0
Other	137.2	107.6
Total regulatory assets	$1,355.7	$1,321.0
Less: current regulatory assets	(189.0)	(194.9)
Non-current regulatory assets	$1,166.7	$1,126.1

Regulatory liabilities
Income taxes	$248.6	$256.7
Cost of removal	195.0	188.9
Pension and post-employment benefits	130.8	138.8
Fuel and commodity cost adjustments	23.2	30.9
Clean energy and other customer programs	8.0	8.5
Rate adjustment mechanism	1.6	1.8
Other	12.9	10.7
Total regulatory liabilities	$620.1	$636.3
Less: current regulatory liabilities	(71.9)	(76.7)
Non-current regulatory liabilities	$548.2	$559.6
As recovery of regulatory assets is subject to regulatory approval, if there were any changes in regulatory positions that indicate recovery is not probable, the related cost would be charged to earnings in the period of such determination. The Company generally does not earn a return on the regulatory balances except for carrying charges on fuel and commodity cost adjustments, rate adjustment mechanism, clean energy and other customer programs, and rate review costs of some jurisdictions. During the three and six months ended June 30, 2025, the Company recognized $5.7 million and $11.3 million, respectively (2024 - $6.0 million and $12.7 million, respectively) of carrying charges on regulatory balances on the unaudited interim condensed consolidated statements of operations under other income, which was computed using only the debt component of the allowed return.
5.Regulatory matters (continued)
(a)Securitized costs, net
On January 30, 2024, The Empire District Electric Company securitized, through the issuance of bonds, $301.5 million of qualified extraordinary costs associated with the February 2021 extreme winter storm conditions experienced in Texas and parts of the central U.S. and energy transition costs related to the retirement of the Asbury generating plant. The securitized costs will be amortized on a straight-line basis over the life of the bonds. During the three and six months ended June 30, 2025, $4.6 million and $9.2 million, respectively, was recorded as amortization expense in the unaudited interim condensed consolidated statements of operations under depreciation and amortization. The bonds will be paid through Securitized Utility Tariff Charges, which are designed to recover the full scheduled principal amount of the bonds along with any associated interest and financing costs.
(b)     Wildfire mitigation and vegetation management
On July 12, 2019, California Assembly Bill 1054 ("AB 1054") was enacted. Pursuant to AB 1054, an electrical corporation may petition the California Public Utilities Commission ("CPUC") for recovery of costs and expenses arising from a covered wildfire, and the CPUC may approve recovery of such costs and expenses that are just and reasonable. Liberty Utilities (CalPeco Electric) LLC ("Liberty CalPeco") tracks its wildfire expense (such as payments to satisfy wildfire claims, including any deductibles, co-insurance and other insurance expense paid, outside legal expense incurred in defense of wildfire claims, payments made for wildfire insurance and related risk-transfer mechanisms, and the cost of financing these amounts) through a Wildfire Expense Memorandum Account ("WEMA"). The standard for cost recovery under AB 1054 has not been interpreted or applied by the CPUC. The Company will continue to evaluate the probability of recovery based on available evidence and applicable legal determinations.
In relation to the Mountain View Fire (refer to note 15(a)), the Company accrued estimated losses of $177.0 million for claims arising out of the Mountain View Fire, against which it recorded expected recoveries through insurance of $116.0 million and WEMA of $61.0 million. The Company paid $174.9 million related to these claims and received insurance recoveries of $116.0 million. While the Company plans to seek recovery of the estimated losses in excess of the available insurance, it is subject to approval by the CPUC pursuant to the standard in AB 1054.